UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 14, 2025 (January 13, 2025)

Blaize Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41139	86-2708752
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4659 Golden Foothill Parkway, Suite 206
El Dorado Hills, California	95762
(Address of principal executive offices)	(Zip Code)

(916) 347-0050

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	BZAI	The Nasdaq Stock Market
Warrants, each whole warrant exercisable for one share of Common stock at an exercise price of $11.50 per share	BZAIW	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

This Amendment No. 2 to the Current Report on Form 8-K/A is being filed with the Securities and Exchange Commission (“SEC”) to amend the Current Report filed by Blaize Holdings, Inc. (the “Company”) on January 17, 2025 (as amended on February 7, 2025, the “Existing 8-K”).

The Company is filing this Amendment No. 2 to the Existing 8-K to include:

(a)	the audited consolidated financial statements of Blaize, Inc. (“Blaize”), as of and for the years ended December 31, 2024 and 2023 as Exhibit 99.1;

(b)	the unaudited pro forma condensed combined financial information of the Company and Blaize as of and for the year ended December 31, 2024 as Exhibit 99.2; and

(c)	the Management’s Discussion and Analysis of Financial Conditions and Results of Operations of Blaize as of and for the years ended December 31, 2024 and 2023 as Exhibit 99.3.

This Amendment No. 2 does not amend any other item of the Existing 8-K or purport to provide an update or a discussion of any developments at the Company or its subsidiaries subsequent to the filing date of the Existing 8-K. The Existing 8-K remains unchanged.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Blaize as of and for the years ended December 31, 2024 and 2023, and the related notes thereto, are attached as Exhibit 99.1 hereto and are incorporated herein by reference.

The Management’s Discussion and Analysis of Financial Condition and Results of Operations of Blaize as of and for the years ended December 31, 2024 and 2023 is attached hereto as Exhibit 99.3 and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma financial information of the Company and Blaize as of and for the year ended December 31, 2024 is attached hereto as Exhibit 99.2 and incorporated herein by reference.

(d)	Exhibits

Exhibit Number	Description

99.1	Audited consolidated financial statements of Blaize, Inc., as of and for the years ended December 31, 2024 and 2023.

99.2	Unaudited Pro Forma Condensed Combined Financial Information of Blaize Holdings, Inc. and Blaize, Inc. as of and for the year ended December 31, 2024.

99.3	Management’s Discussion and Analysis of Financial Conditions and Results of Operations of Blaize, Inc. as of and for the years ended December 31, 2024 and 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Blaize Holdings, Inc.

Date: April 14, 2025	By:	/s/ Dinakar Munagala
	Name:	Dinakar Munagala
	Title:	Chief Executive Officer